UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22426

Name of Fund: BlackRock Taxable Municipal Bond Trust (BBN)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Taxable

            Municipal Bond Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2018

Date of reporting period: 07/31/2018

Item 1 – Report to Stockholders

JULY 31, 2018

ANNUAL REPORT

BlackRock Taxable Municipal Bond Trust (BBN)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended July 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market, while Turkey became embroiled in a currency crisis shortly after the end of the reporting period.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also reduced its $4.3 trillion balance sheet by approximately $180 billion during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.9%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.70%	16.24%
U.S. small cap equities (Russell 2000® Index)	6.75	18.73
International equities (MSCI Europe, Australasia, Far East Index)	(5.12)	6.40
Emerging market equities (MSCI Emerging Markets Index)	(11.94)	4.36
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.85	1.43
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.95)	(3.66)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.45)	(0.80)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.20	1.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.65	2.60
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume the Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Trust’s shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trust did not use leverage.

The Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If the Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trust’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trust may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trust may use combined economic leverage of up to 100% of its net assets (50% of its total managed assets). The Trust’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trust’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of July 31, 2018	BlackRock Taxable Municipal Bond Trust

Trust Overview

BlackRock Taxable Municipal Bond Trust’s (BBN) (the “Trust”) primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a portfolio of taxable municipal securities, including Build America Bonds (“BABs”), issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings.

The Trust originally sought to achieve its investment objectives by investing primarily in a portfolio of BABs, which are taxable municipal securities issued pursuant to the American Recovery and Reinvestment Act of 2009. Given the uncertainty around the BABs program at the time of the Trust’s launch in 2010, the Trust’s initial public offering prospectus included a Contingent Review Provision. For any 24-month period, if there were no new issuances of BABs or other analogous taxable municipal securities, the Board of Trustees (the “Board”) would undertake an evaluation of potential actions with respect to the Trust. Under the Contingent Review Provision, such potential action may include changes to the Trust’s non-fundamental investment policies to broaden its primary investment focus to include taxable municipal securities generally. The BABs program expired on December 31, 2010 and was not renewed. Accordingly, there have been no new issuances of BABs since that date.

Pursuant to the Contingent Review Provision, on June 12, 2015, the Board approved a proposal to amend the Trust’s investment policy from “Under normal market conditions, the Trust invests at least 80% of its managed assets in BABs” to “Under normal market conditions, the Trust invests at least 80% of its managed assets in taxable municipal securities, which include BABs”, and to change the name of the Trust from “BlackRock Build America Bond Trust” to “BlackRock Taxable Municipal Bond Trust.” These changes became effective on August 25, 2015.

The Trust continues to maintain its other investment policies, including its ability to invest up to 20% of its managed assets in securities other than taxable municipal securities. Such other securities may include tax-exempt securities, U.S. Treasury securities, obligations of the U.S. Government, its agencies and instrumentalities and corporate bonds issued by issuers that have, in the Manager’s view, typically been associated with or sold in the municipal market. Bonds issued by private universities and hospitals or bonds sold to finance military housing developments are examples of such securities. The Trust also continues to invest at least 80% of its managed assets in securities that at the time of purchase are investment grade quality.

As used herein, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

As of July 31, 2018, 78% of the Trust’s portfolio are BABs. Like other taxable municipal securities, interest received on BABs is subject to U.S. tax and may be subject to state income tax. Issuers of direct pay BABs, however, are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the BABs. This allowed such issuers to issue bonds that pay interest rates that were expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. While the U.S. Treasury subsidizes the interest paid on BABs, it does not guarantee the principal or interest payments on BABs, and there is no guarantee that the U.S. Treasury will not reduce or eliminate the subsidy for BABs in the future. Any interruption, delay, reduction and/or offset of the reimbursement from the U.S. Treasury may reduce the demand for direct pay BABs and/or potentially trigger extraordinary call features of the BABs. As of the date of this report, the subsidy that issuers of direct pay BABs receive from the U.S. Treasury has been reduced from its original level as the result of budgetary sequestration. The extraordinary call features of some BABs permit early redemption at par value, and the reduction in the subsidy issuers of direct pay BABs receive from the U.S. Treasury has resulted, and may continue to result, in early redemptions of some BABs at par value. Such early redemptions at par value may result in a potential loss in value for investors of such BABs, who may have purchased the securities at prices above par, and may require such investors to reinvest redemption proceeds in lower-yielding securities. As of the date of this report, the Trust did not own any BABs subject to a par value extraordinary call feature. Additionally, many BABs also have more typical call provisions that permit early redemption at a stated spread to an applicable prevailing U.S. Treasury rate. Early redemptions in accordance with these call provisions may likewise result in potential losses for the Trust and give rise to reinvestment risk, which could reduce the Trust’s income and distributions.

No assurance can be given that the Trust’s investment objectives will be achieved.

TRUST SUMMARY	5

Trust Summary as of July 31, 2018 (continued)	BlackRock Taxable Municipal Bond Trust

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BBN
Initial Offering Date	August 27, 2010
Current Distribution Rate on Closing Market Price as of July 31, 2018 ($21.99)(a)	6.48%
Current Monthly Distribution per Common Share(b)	$0.1188
Current Annualized Distribution per Common Share(b)	$1.4256
Economic Leverage as of July 31, 2018(c)	36%

(a)

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust, (including any assets attributable to borrowings), minus the sum of accrued liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 4.

Taxable Municipal Bond Overview

For the 12-month period ended July 31, 2018, the Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index returned 1.27%. Yield spreads on long-maturity, higher-quality taxable municipal bonds (including BABs) widened somewhat, which was negative for performance. Spreads on lower-rated, long-maturity taxable municipal bonds generally tightened, so this market segment produced much better performance.

Yields on Treasury bonds rose (as prices fell) during the reporting period, with a sharp increase in the two- to five-year range but a more muted rise for longer-term issues. As a result, the yield curve flattened substantially. In the municipal market, zero- to 10-year taxable municipal securities performed well with yield spreads largely remaining stable or tightening. This area of the curve saw additional demand as some market participants moved out of tax-exempt municipal bonds and into taxable municipal bonds in response to recent tax law changes. Overall demand for taxable municipal bonds largely remained solid, while new-issue supply was muted.

The State of Illinois, one of the largest issuers in the taxable municipal space, performed very well. Illinois is the lowest-rated state in the nation, and its budget and pension issues have been an area of concern for investors. After passing an on-time budget for the first time in three years, Illinois received some additional good news late in the period when one of the primary rating agencies upgraded its credit outlook for the state. This positive surprise was well received by the market, leading to strong price performance. Taxable municipals issued by the City of Chicago and the Chicago Board of Education also rallied after receiving ratings upgrades.

Performance

Returns for the 12 months ended July 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BBN(a)(b)	1.17%	5.23%
Lipper General Bond Funds(c)	4.05	4.52
Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index(d)	N/A	1.27

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.
(d)	An unlevered index.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Given that bond prices declined somewhat, the Trust’s return was primarily derived from income. The Trust’s use of leverage, while amplifying the impact of weak price performance, provided additional income and was therefore a net contributor. However, the cost of leverage increased due to rising short-term rates.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose (as prices fell), this aspect of the Trust’s positioning had a positive effect on returns.

•

Consistent with trends in the broader market, investments in lower-rated bonds (those rated A and below) contributed positively, while positions in higher-quality securities generally detracted. From a sector perspective, the Trust’s allocations to local tax-backed, tobacco and utilities issues made the largest contributions.

•

The Trust’s exposure to the front end of the yield curve was detrimental as short-dated bonds experienced the most pronounced price weakness. The portfolio’s exposure in this area largely comprised bonds with closer call dates, rather than shorter-maturity securities. (A call is when an issuer redeems a bond prior to its maturity date). Conversely, holdings in longer-term bonds aided returns as yields in this area increased only marginally.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of July 31, 2018 (continued)	BlackRock Taxable Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	07/31/18	07/31/17	Change	High	Low
Market Price	$21.99	$23.29	(5.58)%	$23.96	$21.27
Net Asset Value	23.03	23.45	(1.79)	24.16	22.63

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	07/31/18	07/31/17
Utilities	28%	29%
Transportation	21	23
County/City/Special District/School District	18	19
Education	10	11
State	10	10
Tobacco	5	4
Health Care Providers & Services	5	1
Housing	1	1
Corporate	1	1
Commercial Services & Supplies	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Percent of Total Investments
Calendar Year Ended December 31,
2018	1%
2019	5
2020	25
2021	1
2022	1

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/18	07/31/17
AAA/Aaa	3%	6%
AA/Aa	50	50
A	28	30
BBB/Baa	12	9
BB/Ba	—	—	(b)
B	5	4
N/R	2	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Represents less than 1% of the Trust’s total investments.

TRUST SUMMARY	7

Schedule of Investments July 31, 2018	BlackRock Taxable Municipal Bond Trust (BBN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Corporate Bonds — 5.0%

Diversified Financial Services — 0.2%
Western Group Housing LP, 6.75%, 03/15/57(a)	$2,487	$3,036,142

Education — 1.8%
George Washington University, Series 2018, 4.13%, 09/15/48	12,391	12,391,885
Wesleyan University, 4.78%, 07/01/16(b)	11,000	10,992,216

		23,384,101
Health Care Providers & Services — 3.0%
AHS Hospital Corp., 5.02%, 07/01/45	2,084	2,334,491
IHC Health Services, Inc., 4.13%, 05/15/48	14,000	13,711,150
Kaiser Foundation Hospitals, 4.15%, 05/01/47	10,253	10,345,435
Montefiore Obligated Group, Series 18-C, 5.25%, 11/01/48	3,193	3,261,166
Ochsner Clinic Foundation, 5.90%, 05/15/45	5,000	6,048,904
Providence St Joseph Health Obligated Group, 3.93%, 10/01/48	3,053	2,888,567

		38,589,713

Total Corporate Bonds — 5.0% (Cost — $64,611,944)		65,009,956

Municipal Bonds — 150.7%

Arizona — 2.1%
Salt River Project Agricultural Improvement & Power District, RB, Build America Bonds, Series A, 4.84%, 01/01/41(b)	25,000	28,209,250

California — 31.9%
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge:
Series S-1, 6.92%, 04/01/40	13,700	18,511,851
Series S-1, 7.04%, 04/01/50	1,920	2,797,555
Series S-3, 6.91%, 10/01/50	14,000	20,171,620
City of San Francisco California, Public Utilities Commission Water Revenue, RB, Build America Bonds, Sub-Series E, 6.00%, 11/01/40(b)	21,255	26,418,265
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series B (AGM), 6.60%, 03/01/41(b)	10,000	10,752,700
County of Alameda California Joint Powers Authority, RB, Build America Bonds, Recovery Zone, Series A, 7.05%, 12/01/44(b)	11,000	15,623,630
County of Orange California Local Transportation Authority, Refunding RB, Build America Bonds, Series A, 6.91%, 02/15/41	5,000	6,696,000
County of Sonoma California, Refunding RB, Pension Obligation, Series A, 6.00%, 12/01/29	14,345	16,375,965
Los Angeles Community College District California, GO, Build America Bonds, 6.60%, 08/01/42	10,000	13,827,200
Los Angeles Department of Water & Power, RB, Build America Bonds(b):
6.17%, 07/01/40	37,500	39,464,250
7.00%, 07/01/41	17,225	18,386,826
Metropolitan Water District of Southern California, RB, Build America Bonds, Series A, 6.95%, 07/01/40(b)	12,000	12,844,800
Palomar Community College District, GO, Build America Bonds, Series B-1, 7.19%, 08/01/45	7,500	8,102,325
Rancho Water District Financing Authority, RB, Build America Bond, Series A(b):
6.34%, 08/01/20(c)	165	175,695
6.34%, 08/01/40	19,835	21,113,763

Security	Par (000)	Value
California (continued)
Riverside Community College District Foundation, GO, Build America Bonds, Series D-1, 7.02%, 08/01/40	$11,000	$11,838,530
San Diego County Regional Airport Authority, ARB, Consolidated Rental Car Facility Project, Series B, 5.59%, 07/01/43	4,000	4,375,160
San Diego County Regional Airport Authority, Refunding ARB, Build America Bonds, Sub-Series C, 6.63%, 07/01/40	32,100	34,189,389
State of California, GO, Build America Bonds, Various Purpose:
7.55%, 04/01/39	9,035	13,336,112
7.63%, 03/01/40(b)	8,950	13,180,128
7.60%, 11/01/40	15,000	22,557,150
State of California Public Works Board, RB, Build America Bonds, Series G-2, 8.36%, 10/01/34	18,145	26,525,268
University of California, RB, Build America Bonds(b):
5.95%, 05/15/45	24,000	29,901,120
6.30%, 05/15/50	27,010	32,340,694

		419,505,996
Colorado — 3.5%
City & County of Denver Colorado School District No. 1, COP, Refunding, Denver Colorado Public Schools, Series B, 7.02%, 12/15/37	6,000	8,044,860
Regional Transportation District, COP, Build America Bonds, Series B, 7.67%, 06/01/40(b)	23,000	31,886,280
State of Colorado, COP, Build America Bonds, Building Excellent Schools, Series E, 7.02%, 03/15/31	5,000	5,450,350

		45,381,490
District of Columbia — 3.4%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, ARB, Build America Bonds:
Series D, 8.00%, 10/01/47	10,750	14,770,070
Dulles Toll Road Revenue, 7.46%, 10/01/46	9,235	13,384,932
Washington Convention & Sports Authority, Refunding RB, Series C, 7.00%, 10/01/20(c)	15,000	16,331,850

		44,486,852
Florida — 4.4%
City of Sunrise Florida Utility System, Refunding RB, Build America Bonds, Series B, 5.91%, 10/01/35(b)	23,000	24,245,450
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Series B, 5.07%, 04/01/50	12,250	13,545,315
County of Pasco Florida Water & Sewer, RB, Build America Bonds, Series B, 6.76%, 10/01/39	1,500	1,563,225
Sumter Landing Community Development District, RB, Taxable Senior Recreational, Series 2016, 4.17%, 10/01/47	2,575	2,576,725
Town of Davie Florida Water & Sewer, RB, Build America Bonds, Series B (AGM), 6.85%, 10/01/40	2,500	2,690,275
Village Center Community Development District, Refunding RB, 5.02%, 11/01/36	13,500	13,690,485

		58,311,475
Georgia — 5.4%
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, Series A:
6.64%, 04/01/57	27,074	33,981,119
6.66%, 04/01/57	20,628	25,696,919
7.06%, 04/01/57	9,997	11,908,626

		71,586,664
Hawaii — 2.5%
University of Hawaii, RB, Build America Bonds, Series B-1, 6.03%, 10/01/40(b)	30,500	32,338,540

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Taxable Municipal Bond Trust (BBN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois — 17.7%
Chicago Board of Education, GO, Build America Bonds, 6.52%, 12/01/40	$9,745	$9,446,316
Chicago Transit Authority, RB:
Build America Bonds, Series B, 6.20%, 12/01/40(b)	16,015	19,757,385
Pension Funding, Series A, 6.90%, 12/01/40	4,075	5,268,201
Pension Funding, Series B, 6.90%, 12/01/40	4,900	6,334,769
City of Chicago Illinois, GO:
Build America Bonds, Series B, 7.52%, 01/01/40	7,500	8,467,950
Taxable Project, Recovery Zone, Series D, 6.26%, 01/01/40	6,400	6,431,040
City of Chicago Illinois, Refunding ARB, O’Hare International Airport, General 3rd Lien, Build America Bonds, Series B:
6.85%, 01/01/38(b)	30,110	31,605,263
6.40%, 01/01/40	1,500	1,960,875
City of Chicago Illinois Wastewater Transmission, RB, Build America Bonds, Series B, 6.90%, 01/01/40(b)	36,000	45,753,840
City of Chicago Illinois Waterworks Transmission, RB, Build America Bonds, 2nd Lien, Series B, 6.74%, 11/01/40	15,250	19,197,157
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 08/15/34	5,000	5,459,950
Illinois Municipal Electric Agency, RB, Build America Bonds, Series A, 7.29%, 02/01/35	15,000	18,831,900
Northern Illinois Municipal Power Agency, RB, Build America Bonds, Prairie State Project, Series A, 7.82%, 01/01/40	5,000	6,897,700
State of Illinois, GO, Build America Bonds:
6.73%, 04/01/35	6,320	6,777,378
Pension, 7.35%, 07/01/35	35,855	40,194,889

		232,384,613
Indiana — 1.7%
Indiana Finance Authority, RB, Build America Bonds, Series B, 6.60%, 02/01/39	7,900	10,683,960
Indiana Municipal Power Agency, RB, Build America Bonds, Direct Payment, Series A, 5.59%, 01/01/42	10,000	11,745,600

		22,429,560
Kentucky — 1.2%
Westvaco Corp., RB, MeadWestvaco Corp., 7.67%, 01/15/27(a)	13,800	16,153,950

Massachusetts — 0.6%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Build America Bonds, Recovery Zone, Series B, 5.73%, 06/01/40(b)	5,000	6,227,600
Massachusetts HFA, Refunding RB, Series D, 7.02%, 12/01/42	1,595	1,650,905

		7,878,505
Michigan — 1.7%
Michigan State University, RB, Build America Bonds, General, Series A, 6.17%, 02/15/50	5,500	6,528,610
Michigan Tobacco Settlement Finance Authority, RB, Series A, 7.31%, 06/01/34	15,810	16,147,702

		22,676,312
Minnesota — 1.3%
Southern Minnesota Municipal Power Agency, Refunding RB, Build America Bonds, Series A, 5.93%, 01/01/43	8,000	9,579,760
Western Minnesota Municipal Power Agency, RB, Build America Bonds, Series C, 6.77%, 01/01/46	5,000	6,980,900

		16,560,660

Security	Par (000)	Value
Mississippi — 0.5%
Mississippi Development Bank, RB, Build America Bonds, Garvee, Series B, 6.41%, 01/01/40	$5,000	$6,414,550

Missouri — 1.8%
Missouri Joint Municipal Electric Utility Commission, RB, Build America Bonds, Plum Point Project, Series A, 7.73%, 01/01/39(b)	11,000	15,167,020
University of Missouri, RB, Build America Bonds, Curators of the University, Series A, 5.79%, 11/01/41(b)	7,000	8,793,400

		23,960,420
Nevada — 1.1%
City of North Las Vegas Nevada, GO, Build America Bonds, 6.57%, 06/01/40	1,420	1,493,641
County of Clark Nevada Department of Aviation, ARB, Build America Bonds:
Series B, 6.88%, 07/01/42(b)	10,000	10,361,600
Series C, 6.82%, 07/01/45	2,000	2,870,860

		14,726,101
New Jersey — 13.3%
County of Camden New Jersey Improvement Authority, LRB, Build America Bonds, Cooper Medical School of Rowan University Project, Series A, 7.75%, 07/01/34	5,000	5,329,300
New Jersey EDA, RB:
Build America Bonds, Series CC-1, 6.43%, 12/15/35	6,385	6,563,589
Series A (NPFGC), 7.43%, 02/15/29(b)	20,974	25,377,072
New Jersey State Housing & Mortgage Finance Agency, RB, M/F Housing, Series C (AGM), 6.65%, 11/01/44	14,360	14,789,938
New Jersey State Turnpike Authority, RB, Build America Bonds:
Series A, 7.10%, 01/01/41(b)	34,000	47,615,980
Series F, 7.41%, 01/01/40	6,790	9,789,890
New Jersey Transportation Trust Fund Authority, RB, Build America Bonds:
Series B, 6.88%, 12/15/39	12,525	12,824,222
Series C, 5.75%, 12/15/28	4,500	4,969,620
Series C, 6.10%, 12/15/28(b)	45,900	48,047,202

		175,306,813
New York — 17.1%
City of New York, GO, Build America Bonds, Sub-Series C-1, 5.82%, 10/01/31	15,000	15,792,750
City of New York Municipal Water Finance Authority, RB, Build America Bonds, 2nd General Resolution, Series DD, 6.45%, 06/15/41	6,300	6,658,785
City of New York Municipal Water Finance Authority, Refunding RB, Build America Bonds, 2nd General Resolution:
Series AA, 5.79%, 06/15/41(b)	25,000	26,126,250
Series CC, 6.28%, 06/15/42(b)	20,000	21,352,400
Series EE, 6.49%, 06/15/42	2,000	2,114,680
Series GG, 6.12%, 06/15/42	2,445	2,569,524
City of New York Transitional Finance Authority, RB, Build America Bonds, Future Tax Secured(b):
Sub-Series B-1, 5.57%, 11/01/38	19,000	22,441,090
Sub-Series C-2, 6.27%, 08/01/39	14,795	15,227,902
County of Nassau New York Tobacco Settlement Corp., Refunding RB, Series A1, 6.83%, 06/01/21	9,231	9,186,713
Metropolitan Transportation Authority, RB, Build America Bonds:
6.67%, 11/15/39	4,620	6,086,249
Series C, 7.34%, 11/15/39(b)	13,245	19,172,270
Series C-1, 6.69%, 11/15/40	13,000	17,182,230
Series E, 6.81%, 11/15/40	6,000	7,959,300

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) July 31, 2018	BlackRock Taxable Municipal Bond Trust (BBN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
New York State Dormitory Authority, RB, Montefiore Obligated Group (AGM), 4.95%, 08/01/48	$4,450	$4,515,326
Port Authority of New York & New Jersey, ARB:
192nd Series, 4.81%, 10/15/65	14,825	16,380,142
Consolidated, 160th Series, 5.65%, 11/01/40	2,750	3,376,477
Consolidated, 168th Series, 4.93%, 10/01/51	3,860	4,440,583
State of New York Dormitory Authority, RB, Build America Bonds, General Purpose, Series H, 5.39%, 03/15/40(b)	15,000	17,762,550
State of New York Dormitory Authority, Refunding RB, Touro College & University, Series B, 5.75%, 01/01/29	6,010	6,169,626

		224,514,847
Ohio — 7.5%
American Municipal Power, Inc., RB, Build America Bonds, Combined Hydroelectric Projects, Series B, 7.83%, 02/15/41	10,000	14,682,100
American Municipal Power, Inc., Refunding RB, Build America Bonds, Series B, 6.45%, 02/15/44	10,000	12,892,300
County of Franklin Ohio Convention Facilities Authority, RB, Build America Bonds, 6.64%, 12/01/42(b)	30,575	41,578,025
County of Hamilton Ohio Sewer System Revenue, RB, Build America Bonds, Series B, 6.50%, 12/01/34	7,000	7,333,550
Mariemont City School District, GO, Refunding, Build America Bonds, Series B, 6.55%, 12/01/47(b)	10,055	10,682,030
Ohio University, RB, General Receipts, Athens, 5.59%, 12/01/14(b)	10,100	11,508,849

		98,676,854
Oklahoma — 0.9%
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series C, 5.45%, 08/15/28	6,814	7,131,464
Oklahoma Municipal Power Authority, RB, Build America Bonds, 6.44%, 01/01/45	3,500	4,328,940

		11,460,404
Pennsylvania — 3.2%
Commonwealth Financing Authority, RB, Series A:
Plancon Program, 3.86%, 06/01/38	6,350	6,196,584
4.14%, 06/01/38	6,200	6,184,748
Pennsylvania Economic Development Financing Authority, RB, Build America Bonds, Series B, 6.53%, 06/15/39	23,050	29,136,353

		41,517,685
South Carolina — 1.8%
South Carolina Public Service Authority, RB:
Build America Bonds, Series C, 6.45%, 01/01/50	2,025	2,661,478
Build America Bonds, Series F (AGM), 6.45%, 01/01/50	11,290	15,292,869
Santee Cooper, Series F (AGM), 5.74%, 01/01/30	5,000	5,634,400

		23,588,747
Tennessee — 4.1%
County of Memphis-Shelby Tennessee Industrial Development Board, Refunding, Tax Allocation Bonds:
Graceland Project, Series B, 5.45%, 07/01/45	800	828,440
Subordinate Tax Increment, Series C, 7.00%, 07/01/45	5,800	6,004,856
Metropolitan Government of Nashville & Davidson County Convention Center Authority, RB, Build America Bonds, Series A2, 7.43%, 07/01/43	35,105	47,317,327

		54,150,623

Security	Par (000)	Value
Texas — 9.6%
City of Austin Texas, RB, Travis, Williams and Hays Counties, Rental Car Specialty Facilities, 5.75%, 11/15/42	$10,000	$10,677,100
City of San Antonio Texas Customer Facility Charge Revenue, RB, 5.87%, 07/01/45	7,500	7,828,050
City of San Antonio Texas Public Service Board, RB, Build America Bonds, Electric & Gas Revenue, Series A, 6.17%, 02/01/41(b)	19,000	19,905,920
City of San Antonio Texas Public Service Board, Refunding RB, Build America Bonds, Electric & Gas Revenue, Series B, 6.31%, 02/01/37(b)	35,000	36,659,000
County of Bexar Texas Hospital District, GO, Build America Bonds, 5.41%, 02/15/40(b)	18,000	18,555,480
Cypress-Fairbanks ISD, GO, Build America Bonds, Schoolhouse, Series B, 6.63%, 02/15/38(b)	14,000	14,273,840
Dallas Area Rapid Transit, RB, Build America Bonds, Senior Lien, Series B, 5.02%, 12/01/48	2,500	2,896,025
Katy Texas ISD, GO, Build America Bonds, School Building, Series D, 6.35%, 02/15/41(b)	5,000	5,245,550
North Texas Municipal Water District, RB, Build America Bonds, Series A, 6.01%, 09/01/40	10,000	10,602,800

		126,643,765
Utah — 3.4%
County of Utah Utah, RB, Build America Bonds, County Excise Tax Revenue, Recovery Zone, Series C, 7.13%, 12/01/39	11,800	12,399,794
Utah Transit Authority, RB, Build America Bonds, Subordinated, 5.71%, 06/15/40	26,405	32,101,087

		44,500,881
Virginia — 2.6%
Tobacco Settlement Financing Corp., Refunding RB, Series A-1, 6.71%, 06/01/46	34,895	34,440,318

Washington — 1.9%
Port of Seattle Washington, RB, Series B1, 7.00%, 05/01/19(c)	5,000	5,167,800
Washington State Convention Center Public Facilities District, RB, Build America Bonds, Series B, 6.79%, 07/01/40	16,100	20,426,714

		25,594,514
West Virginia — 4.5%
West Virginia Tobacco Settlement Finance Authority, RB, Series A, 7.47%, 06/01/47	39,630	39,350,212
West Virginia United Health System Obligated Group, Series 2018, 4.92%, 06/01/48	20,000	20,141,448

		59,491,660

Total Municipal Bonds — 150.7% (Cost — $1,727,395,857)		1,982,892,049

Total Long-Term Investments — 155.7% (Cost — $1,792,007,801)		2,047,902,005

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Taxable Municipal Bond Trust (BBN) (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 0.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.79%(d)(e)	10,666,421	$10,666,421

Total Short-Term Securities — 0.8% (Cost — $10,666,421)		10,666,421

Total Investments — 156.5% (Cost — $1,802,674,222)		2,058,568,426
Liabilities in Excess of Other Assets — (56.5)%		(743,047,825)

Net Assets — 100.0%		$1,315,520,601

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Annualized 7-day yield as of period end.

(e)

During the year ended July 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	27,137,361	(16,470,940)	10,666,421	$10,666,421	$145,903	$88	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Mitsubishi UFJ Securities (USA) Inc.	2.30%	05/24/18	Open	$16,152,000	$16,219,031	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.35	05/24/18	Open	15,312,825	15,377,819	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.35	05/24/18	Open	13,199,200	13,255,223	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.35	05/24/18	Open	9,653,000	9,693,972	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.35	05/24/18	Open	5,677,500	5,701,598	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.35	05/24/18	Open	10,043,100	10,085,727	Municipal Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.30	06/06/18	Open	17,500,000	17,554,809	Municipal Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.30	06/06/18	Open	37,035,000	37,150,992	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.55	06/18/18	Open	12,060,125	12,096,858	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.55	06/18/18	Open	11,940,000	11,976,367	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.55	06/18/18	Open	36,750,000	36,861,934	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.55	06/18/18	Open	33,862,500	33,965,640	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.55	06/18/18	Open	11,970,000	12,006,459	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.55	06/18/18	Open	23,858,738	23,931,407	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.55	06/18/18	Open	32,045,000	32,142,604	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.55	06/18/18	Open	27,240,000	27,322,969	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	2.30	06/25/18	Open	10,271,250	10,294,874	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	2.45	06/25/18	Open	14,025,000	14,059,361	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	2.45	06/25/18	Open	25,625,000	25,687,781	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	2.45	06/25/18	Open	9,425,000	9,448,091	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	2.45	06/25/18	Open	4,887,500	4,899,474	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	2.45	06/25/18	Open	16,450,000	16,490,303	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	2.45	06/25/18	Open	19,636,650	19,684,760	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	2.45	06/25/18	Open	22,425,000	22,479,941	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	2.45	06/25/18	Open	163,762	164,164	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	2.45	06/25/18	Open	12,325,000	12,355,196	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	2.45	06/25/18	Open	9,137,481	9,159,868	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	2.45	06/25/18	Open	8,041,250	8,060,951	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	2.45	06/25/18	Open	28,645,013	28,715,193	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.30	07/25/18	Open	44,193,200	44,210,141	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.30	07/25/18	Open	29,090,400	29,101,551	Municipal Bonds	Open/Demand

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) July 31, 2018	BlackRock Taxable Municipal Bond Trust (BBN)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Mitsubishi UFJ Securities (USA) Inc.	2.30%	07/25/18	Open	$24,425,000	$24,434,363	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.30	07/25/18	Open	21,071,000	21,079,077	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.30	07/25/18	Open	29,150,800	29,161,975	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.30	07/25/18	Open	17,032,500	17,039,029	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.30	07/25/18	Open	21,160,300	21,168,411	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.30	07/25/18	Open	20,220,000	20,227,751	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.30	07/25/18	Open	10,133,000	10,136,884	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.35	07/25/18	Open	10,801,600	10,805,831	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA) Inc.	2.35	07/25/18	Open	18,441,400	18,448,623	Municipal Bonds	Open/Demand

				$741,076,094	$742,657,002

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	597	09/19/18	$71,295	$17,197
Long U.S. Treasury Bond	1,669	09/19/18	238,615	(40,249)
5-Year U.S. Treasury Note	170	09/28/18	19,231	32,975

				$9,923

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$50,172	$—	$50,172

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$40,249	$—	$40,249

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$16,916,778	$—	$16,916,778

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$294,335	$—	$294,335

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$311,498,479

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Taxable Municipal Bond Trust (BBN)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$2,047,902,005	$—	$2,047,902,005
Short-Term Securities	10,666,421	—	—	10,666,421

	$10,666,421	$2,047,902,005	$—	$2,058,568,426

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$50,172	$—	$—	$50,172
Liabilities:
Interest rate contracts	(40,249)	—	—	(40,249)

	$9,923	$—	$—	$9,923

(a)	See above Schedule of Investments for values in each industry, state or political sub division.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements payable of $742,657,002 is categorized as Level 2 within the disclosure hierarchy.

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	13

Statement of Assets and Liabilities

July 31, 2018

BBN

ASSETS
Investments at value — unaffiliated (cost — $1,792,007,801)	$2,047,902,005
Investments at value — affiliated (cost — $10,666,421)	10,666,421
Cash pledged:
Futures contracts	3,663,950
Collateral — reverse repurchase agreements	784,000
Receivables:
Interest — unaffiliated	25,107,764
Investments sold	4,814,211
Dividends — affiliated	9,389
Prepaid expenses	23,653

Total assets	2,092,971,393

LIABILITIES
Reverse repurchase agreements at value	742,657,002
Payables:
Investments purchased	32,345,900
Investment advisory fees	966,331
Variation margin on futures contracts	464,813
Trustees’ and Officer’s fees	466,316
Other accrued expenses	377,550
Income dividend distributions	172,880

Total liabilities	777,450,792

NET ASSETS	$1,315,520,601

NET ASSETS CONSIST OF
Paid-in capital	$1,089,218,031
Undistributed net investment income	780,171
Accumulated net realized loss	(30,381,728)
Net unrealized appreciation (depreciation)	255,904,127

NET ASSETS	$1,315,520,601

NET ASSET VALUE
Based on net assets of $1,315,520,601 and 57,122,387 shares outstanding, unlimited number of shares authorized, $0.001 par value	$23.03

See notes to financial statements.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended July 31, 2018

BBN

INVESTMENT INCOME
Interest — unaffiliated	$111,024,914
Dividends — affiliated	145,903

Total investment income	111,170,817

EXPENSES
Investment advisory	11,457,888
Accounting services	150,763
Trustees and Officer	143,927
Professional	119,866
Custodian	108,934
Transfer agent	71,794
Printing	30,397
Registration	22,071
Miscellaneous	74,343

Total expenses excluding interest expense and fees	12,179,983
Interest expense	15,074,350

Total expenses	27,254,333
Less fees waived and/or reimbursed by the Manager	(8,478)

Total expenses after fees waived and/or reimbursed	27,245,855

Net investment income	83,924,962

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(144,602)
Futures contracts	16,916,778
Capital gain distributions from investment companies — affiliated	88

16,772,264

Net change in unrealized appreciation (depreciation) on:
Investments	(35,125,890)
Futures contracts	294,335

(34,831,555)

Net realized and unrealized loss	(18,059,291)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,865,671

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statements of Changes in Net Assets

	BBN
	Year Ended July 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$83,924,962	$90,465,822
Net realized gain	16,772,264	4,538,497
Net change in unrealized appreciation (depreciation)	(34,831,555)	(94,603,038)

Net increase in net assets resulting from operations	65,865,671	401,281

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(89,601,101)	(90,331,633)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	198,509	63,596

NET ASSETS
Total decrease in net assets	(23,536,921)	(89,866,756)
Beginning of year	1,339,057,522	1,428,924,278

End of year	$1,315,520,601	$1,339,057,522

Undistributed net investment income, end of year	$780,171	$6,456,310

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Cash Flows

Year Ended July 31, 2018

BBN

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$65,865,671
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	165,354,785
Purchases of long-term investments	(202,398,860)
Net proceeds from sales of short-term securities	16,470,940
Amortization of premium and accretion of discount on investments	1,133,382
Net realized loss on investments	144,602
Net unrealized depreciation on investments	35,125,890
(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	(191,544)
Dividends — affiliated	13,211
Variation margin on futures contracts	194,007
Prepaid expenses	(1,161)
Increase (Decrease) in Liabilities:
Cash received for reverse repurchase agreements	(4,843,443)
Payables:
Investment advisory fees	(929,745)
Interest expense	(3,511,309)
Trustees’ and Officer’s fees	32,056
Variation margin on futures contracts	464,813
Other accrued expenses	(74,811)

Net cash provided by operating activities	72,848,484

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Net borrowing of reverse repurchase agreements	17,133,664
Cash dividends paid to Common Shareholders	(89,429,148)

Net cash used for financing activities	(72,295,484)

CASH
Net increase in restricted and unrestricted cash	553,000
Restricted and unrestricted cash and at beginning of year	3,894,950

Restricted and unrestricted cash at end of year	$4,447,950

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$15,074,350

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$198,509

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH TO THE STATEMENT OF ASSETS AND LIABILITIES
	July 31, 2018	July 31, 2017
Cash pledged:
Futures contracts	$3,663,950	$3,894,950
Collateral — reverse repurchase agreements	784,000	—

	$4,447,950	$3,894,950

See notes to financial statements.

FINANCIAL STATEMENTS	17

Financial Highlights

(For a share outstanding throughout each period)

	BBN
	Year Ended July 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$23.45	$25.02		$22.48	$22.98	$21.29

Net investment income(a)	1.47	1.58		1.63	1.63	1.59
Net realized and unrealized gain (loss)	(0.32)	(1.57)		2.49	(0.55)	1.68

Net increase (decrease) from investment operations	1.15	0.01		4.12	1.08	3.27

Distributions from net investment income(b)	(1.57)	(1.58)		(1.58)	(1.58)	(1.58)

Net asset value, end of year	$23.03	$23.45		$25.02	$22.48	$22.98

Market price, end of year	$21.99	$23.29		$24.43	$20.36	$21.49

Total Return(c)
Based on net asset value	5.23%	0.45	%(d)	19.55%	5.26%	16.85%

Based on market price	1.17%	2.18%		28.89%	1.95%	20.79%

Ratios to Average Net Assets
Total expenses	2.03%	1.52%		1.32%	1.18%	1.13%

Total expenses after fees waived and/or reimbursed	2.03%	1.52%		1.32%	1.18%	1.13%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.91%	0.92%		0.92%	0.90%	0.88%

Net investment income	6.27%	6.79%		7.08%	6.98%	7.39%

Supplemental Data
Net assets, end of year (000)	$1,315,521	$1,339,058		$1,428,924	$1,283,661	$1,312,043

Borrowings outstanding, end of year (000)	$742,657	$729,035		$762,748	$723,580	$615,485

Portfolio turnover rate	8%	7%		10%	5%	6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	The Trust’s total return includes a reimbursement by an affiliate for a realized investment loss. Excluding this payment, the Trust’s total return would have been 0.32%.

See notes to financial statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Taxable Municipal Bond Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as a diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.

The Trust, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where the Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust, if applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trust.

Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Trust’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Forward Commitments and When-Issued Delayed Delivery Securities: The Trust may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trust may be required to pay more at settlement than the security is worth. In addition, the Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which the Trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. the Trust receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. the Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Trust suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Trust would still be required to pay the full repurchase price. Further, the Trust remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Trust would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Trust to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Trust may receive a fee for the use of the security by the counterparty, which may result in interest income to the Trust.

For the year ended July 31, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trust were $744,050,487 and 2.03%, respectively.

Reverse repurchase transactions are entered into by the Trust under Master Repurchase Agreements (each, an “MRA”), which permit the Trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Trust. With reverse repurchase transactions, typically the Trust and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Trust receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest)	Cash Collateral Pledged/Received	Net Amount
Barclays Bank PLC	$181,499,957	$(181,499,957)	$—	$—
Deutsche Bank Securities, Inc.	54,705,801	(54,705,801)	—	—
MUFG Securities Americas, Inc.	316,147,006	(316,147,006)	—	—
RBC Capital Markets LLC	190,304,238	(190,304,238)	—	—

	$742,657,002	$(742,657,002)	$—	$—

Collateral with a value of $822,776,702 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Trust’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Trust’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

(or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust entered into an Investment Advisory Agreement with the Manager, the Trust’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.

For such services, the Trust pays the Manager a monthly fee at an annual rate equal to 0.55% of the average daily value of the Trust’s managed assets.

For purposes of calculating the investment advisory fees, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Waivers: With respect to the Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). For the year ended July 31, 2018, the amount waived was $8,478.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s Independent Trustees. For the year ended July 31, 2018, there were no fees waived by the Manager.

Trustees and Officers: Certain Trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2018, purchases and sales of investments, including paydowns, and excluding short-term securities, were $234,744,760 and $170,168,995, respectively.

8.	INCOME TAX INFORMATION

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2018. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trust as of July 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.

The tax character of distributions paid was as follows:

	7/31/18	7/31/17
Ordinary income	$89,601,101	$90,331,633

Total	$89,601,101	$90,331,633

As of July 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$1,237,000
Capital loss carryforwards	(30,371,806)
Net unrealized gains(a)	255,437,376

Total	$226,302,570

(a)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the realization for tax purposes of unrealized gains/losses on certain futures contracts and the deferral of compensation to Trustees.

As of July 31, 2018, the Trust had a capital loss carryforward, with no expiration dates, available to offset future realized capital gains of $30,371,806.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

During the year ended July 31, 2018, the Trust utilized $17,066,598 of its capital loss carryforward.

As of July 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,802,674,222

Gross unrealized appreciation	259,608,118
Gross unrealized depreciation	(3,713,914)

Net unrealized appreciation	$255,894,204

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Trust or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Trust’s financial statements, if any, cannot be fully determined.

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Trust’s ability to buy or sell bonds. As a result, the Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject the Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

The Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trust to reinvest in lower yielding securities. The Trust may also be exposed to reinvestment risk, which is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Trust portfolio’s current earnings rate.

The Trust may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trust reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of the Trust.

The BAB market is smaller, less diverse and less liquid than other types of municipal securities. Since the BAB program expired on December 31, 2010 and was not extended, BABs may be less actively traded, which may negatively affect the value of BABs held by the Trust.

The Trust may invest in BABs. Issuers of direct pay BABs held in the Trust’s portfolio receive a subsidy from the U.S. Treasury with respect to interest payment on bonds. There is no assurance that an issuer will comply with the requirements to receive such subsidy or that such subsidy will not be reduced or terminated altogether in the future. As of period end, the subsidy that issuers of direct payment BABs receive from the U.S. Treasury has been reduced as the result of budgetary sequestration, which has resulted, and which may continue to result, in early redemptions of BABs at par value. The early redemption of BABs at par value may result in a potential loss in value for investors of such BABs, including the Trust, who may have purchased the securities at prices above par, and may require the Trust to reinvest redemption proceeds in lower-yielding securities which could reduce the Trust’s income and distributions. Moreover, the elimination or reduction in subsidy from the federal government may adversely affect an issuer’s ability to repay or refinance BABs and the BABs’ credit ratings, which, in turn, may adversely affect the value of the BABs held by the Trust and the Trust’s NAV.

Counterparty Credit Risk: The Trust may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trust manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trust since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (continued)

offset rights may exist under applicable law, the Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trust.

Concentration Risk: The Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject the Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

As of period end, the Trust invested a significant portion of its assets in securities in the utilities sector. Changes in economic conditions affecting such sector would have a greater impact on the Trust and could affect the value, income and/or liquidity of positions in such securities.

The Trust invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

10.	CAPITAL SHARE TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued shares to Preferred shares without the approval of Common Shareholders.

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended
July 31, 2018	8,305
July 31, 2017	2,552

On September 7, 2018, the Trust announced a continuation of its open market share repurchase program. Commencing on December 1, 2018, the Trust may repurchase through November 30, 2019, up to 5% of its common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Trust will purchase shares in any particular amounts.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trust’s financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BBN	$0.1188	$0.1188

(a)	Net investment income dividend paid on August 31, 2018 to shareholders of record on August 15, 2018.
(b)	Net investment income dividend declared on September 4, 2018 payable to shareholders of record on September 14, 2018.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Taxable Municipal Bond Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Taxable Municipal Bond Trust (the “Fund”), including the schedule of investments, as of July 31, 2018, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 20, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended July 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Trust:

	Payable Date	Percentage
Interest-Related Dividends for Non-U.S. Residents(a)	August 2017 — January 2018	100.00%
	February 2018 — July 2018	99.65%

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	25

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Taxable Municipal Bond Trust (the “Trust”) met in person on April 24, 2018 (the “April Meeting”) and June 6-7, 2018 (the “June Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Manager is referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. The Board’s consideration of the Agreement is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Trust by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, accounting, administrative, and shareholder services; oversight of the Trust’s service providers; marketing; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Trust and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Trust for services; (d) Trust operating expenses and how BlackRock allocates expenses to the Trust; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) the Trust’s adherence to its compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trust; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Trust’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Trust as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of the Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence and impact and sharing of potential economies of scale, if any, and the sharing of potential economies of scale with the Trust; (g) a summary of aggregate amounts paid by the Trust to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Trust’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Trust. Throughout the year, the Board compared Trust performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Trust’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Trust. BlackRock and its affiliates provide the Trust with certain administrative, shareholder, and other services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide the Trust with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, the Trust’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing administrative functions necessary for the operation of the Trust, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trust and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Trust. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Trust’s performance as of December 31, 2017. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Trust as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). The Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of the Trust throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Trust ranked first out of four funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for the Trust. The Composite measures a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Trust: The Board, including the Independent Board Members, reviewed the Trust’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Trust. The Board reviewed BlackRock’s estimated profitability with respect to the Trust and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	27

Disclosure of Investment Advisory Agreement  (continued)

profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Trust by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Trust, to the Trust. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Trust increase. The Board also considered the extent to which the Trust benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale. The Board considered the Trust’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the completion of the redemption of auction rate preferred securities for all of the BlackRock closed-end funds; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Automatic Dividend Reinvestment Plan

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trust declares a dividend or determines to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, the Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

AUTOMATIC DIVIDEND REINVESTMENT PLAN	29

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships During Past Five Years
Richard E. Cavanagh 1946	Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 73 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 73 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	73 RICs consisting of 73 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 73 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee (Since 2007)	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	73 RICs consisting of 73 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 73 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	73 RICs consisting of 73 Portfolios	None
Catherine A. Lynch 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	73 RICs consisting of 73 Portfolios	None

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Investment Company Directorships During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	130 RICs consisting of 317 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	130 RICs consisting of 317 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

(d) For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 73 RICs consisting of 73 Portfolios. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

TRUSTEE AND OFFICER INFORMATION	31

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Boston, MA 02116

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2018, for shareholders of record on May 31, 2018, to elect trustee nominees for the Trust. There were no broker non-votes with regard to the Trust.

Shareholders elected the Class II Trustees & Class III Trustee as follows:

Frank J. Fabozzi		Robert Fairbairn		Catherine A. Lynch		Karen P. Robards
Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
48,995,925	832,604	49,097,173	731,356	49,081,795	746,734	49,104,789	723,740

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, R. Glenn Hubbard, W. Carl Kester and John M. Perlowski.

Trust Certification

The Trust is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trust may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. The Trust’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trust’s investment objectives or policies or to the Trust’s charters or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Trust from time to time may purchase its common shares in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.

ADDITIONAL INFORMATION	33

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGM	Assured Guaranty Municipal Corp.
ARB	Airport Revenue Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
GO	General Obligation Bonds
HFA	Housing Finance Agency
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
RB	Revenue Bonds
SAN	State Aid Notes
TRAN	Tax Revenue Anticipation Notes

GLOSSARY OF TERMS USED IN THIS REPORT	35

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trust has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

TAXMB-7/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been Principal of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Taxable Municipal Bond Trust	$35,700	$35,739	$0	$0	$15,400	$15,402	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or

$50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) ) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Taxable Municipal Bond Trust	$15,400	$15,402

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of

1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Peter J. Hayes, Managing Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Michael A. Kalinoski, CFA, Managing Director at BlackRock and Christian Romaglino, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Hayes, Jaeckel and Kalinoski have been members of the registrant’s portfolio management team since 2010, and Mr. Romaglino has been a member of the registrant’s portfolio management team since 2017.

Portfolio Manager	Biography
Peter J. Hayes

Managing Director of BlackRock since 2006; Head of Municipal Bonds within BlackRock’s Fixed Income Portfolio Management Group since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2000 to 2006.

Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Michael A. Kalinoski, CFA	Director of BlackRock, Inc. since 2006; Director of MLIM from 1999 to 2006.
Christian Romaglino	Director of BlackRock since 2017.

(a)(2) As of July 31, 2018:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Peter J. Hayes	4	0	1	0	0	0
	$11.92 Billion	$0	$15.64 Million	$0	$0	$0
Theodore R. Jaeckel, Jr., CFA	36	0	0	0	0	0
	$23.39 Billion	$0	$0	$0	$0	$0
Michael A. Kalinoski, CFA	20	0	0	0	0	0
	$26.24 Billion	$0	$0	$0	$0	$0
Christian Romaglino	10	$0	$0	$0	$0	$0
	$3.35 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.    It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2018:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2018.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Managers	Applicable Benchmarks
Peter Hayes	A combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups. Due to Portfolio Manager Peter Hayes’ unique position (Portfolio Manager and Chief Investment Officer of Tax Exempt Fixed Income) his compensation does not solely reflect his role as PM of the funds managed by him. The performance of his fund(s) is included in consideration of his incentive compensation but given his unique role it is not the sole driver of compensation.
Theodore R. Jaeckel, Jr., CFA Michael Kalinoski, CFA Christian Romaglino	A combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of

BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2018.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Peter J. Hayes	$100,001-$500,000
Theodore R. Jaeckel, Jr., CFA	$10,001 - $50,000
Michael A. Kalinoski, CFA	$10,001 - $50,000
Christian Romaglino	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
February 1-28, 2018	N/A	N/A	N/A	2,856,119
March 1-31, 2018	N/A	N/A	N/A	2,856,119
April 1-30, 2018	N/A	N/A	N/A	2,856,119
May 1-31, 2018	N/A	N/A	N/A	2,856,119
June 1-30, 2018	N/A	N/A	N/A	2,856,119
July 1-31, 2018	N/A	N/A	N/A	2,856,119
Total:	N/A	N/A	N/A	2,856,119

1 On September 6, 2017, the Fund announced the continuation of the open market share repurchase program. Commencing on December 1, 2017, the Fund may repurchase up to 5% of its outstanding common shares based on common shares outstanding on November 30, 2017, in open market transactions, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –

Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Taxable Municipal Bond Trust
By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Taxable Municipal Bond Trust

Date: October 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Taxable Municipal Bond Trust

Date: October 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Taxable Municipal Bond Trust

Date: October 4, 2018